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                                                                     EXHIBIT 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[TippingPoint Technologies, Inc. Logo]

Number - C

Shares

Common Stock

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ

CUSIP 888011 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that __________________ is the owner of ______________.

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE, OF TIPPINGPOINT TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

CHAIRMAN OF THE BOARD OF DIRECTORS

SECRETARY

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

[Corporate Seal]

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TIPPINGPOINT TECHNOLOGIES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ________ Custodian _________ under Uniform Gifts to
                            (cust)             (Minor)
Minors


Act ________
    (State)

Additional abbreviations may also be used though not in the above list.

For Valued Received, ________________ hereby sell(s), assign(s) and transfer(s) unto ___________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

_______________ Shares of the Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:

X        (SIGNATURE)

X        (SIGNATURE)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: